UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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Alliance Bancorp, Inc. of Pennsylvania
(Name of Registrant as Specified In Its Charter)

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ALLIANCE BANCORP, INC. OF PENNSYLVANIA

541 Lawrence Road

Broomall, Pennsylvania 19008

(610) 353-2900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2012

Our Annual Meeting of Shareholders will be held at the Llanerch Country Club located at 950 West Chester Pike, Havertown, Pennsylvania on Wednesday, April 25, 2012, at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

1.	To elect two directors for a three-year term and until their successors are elected and qualified;

2.	To ratify the appointment by the audit committee of the board of directors of ParenteBeard LLC as the Corporation's independent registered public accounting firm for the year ending December 31, 2012; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

You are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting if you were a shareholder of record as of the close of business on March 5, 2012, the voting record date.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kathleen P. Lynch
Kathleen P. Lynch
Corporate Secretary
March 20, 2012
Broomall, Pennsylvania

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 25, 2012

This proxy statement is being furnished to the shareholders of Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”), the Pennsylvania holding company for Alliance Bank (the “Bank”). Proxies are being solicited on behalf of our board of directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Llanerch Country Club located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, April 25, 2012, at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about March 20, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 25, 2012. This proxy statement and the 2011 Annual Report to Shareholders as well as driving directions to the Annual Meeting are available on our website at www.allianceanytime.com under the tabs “Shareholder Information – Press Releases and Financial Reports.”

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of the Corporation and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the Annual Meeting, March 5, 2012, are entitled to vote at the Annual Meeting. On the record date, we had 5,474,437 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

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How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal. You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the Annual Meeting and vote my shares in person?

Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may send a written notice to the Corporate Secretary of Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008-3599, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the Annual Meeting.

What are the board of directors’ recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment by the audit committee of the board of directors of ParenteBeard LLC for 2012.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors is considered “non-discretionary” and, thus, there may be “broker non-votes” at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. However, because of the required votes, abstentions and broker non-votes will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Corporation’s independent registered public accounting firm.

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INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by resolution of the board is eight.

At the Annual Meeting, you will be asked to elect one class of directors, consisting of two directors for a three-year term expiring in 2015, and until their successors are elected and qualified.

There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting and no director or executive officer is related to any other director or executive officer of the Corporation by blood, marriage or adoption.

If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors of the Corporation. At this time, the board of directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

The following tables present information concerning each nominee for director and each director continuing in office and reflects his tenure as a director of the Corporation.

Nominees for Director for Three-Year Term Expiring in 2015

Name	Age(1)	Position with the Corporation	Director Since(2)

J. William Cotter, Jr.	68	Director	1986
William E. Hecht	64	Chairman of the Board	1988

The Board of Directors Recommends that the Above Nominees be Elected as Directors.

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Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2013

Name	Age(1)	Position with the Corporation	Director Since(2)

Dennis D. Cirucci	61	Director; President and Chief Executive Officer	1995
G. Bradley Rainer	64	Director	2003
R. Cheston Woolard	59	Director	2004

Directors Whose Terms Expire in 2014

Name	Age(1)	Position with the Corporation	Director Since(2)

Philip K. Stonier	72	Director	2002
Timothy E. Flatley	52	Director	2005
Peter J. Meier	57	Director; Executive Vice President and Chief Financial Officer	2005

(1)	Age as of December 31, 2011.
(2)	Includes services as a director of predecessor company and the Bank.

Set forth below is a brief description of the background of each director of the Corporation or nominee for director for at least the last five years, as well as any particular experience, attributes or skills that they possess that qualifies them to serve as a director.

Dennis D. Cirucci. Mr. Cirucci has served as President and Chief Executive Officer of the Corporation since January 2007 and Chief Executive Officer of the Bank since April 2005 and President of the Bank since April 2003. Mr. Cirucci was also the Chief Operating Officer of the Bank between April 1997 and April 2005 and Executive Vice President of the Bank between April 1997 and April 2003. Between January 1993 and April 1997, Mr. Cirucci was the Executive Vice President, Treasurer and Chief Financial Officer. Between 1983 and 1993, Mr. Cirucci was the Bank’s Treasurer and Chief Financial Officer. Prior thereto, Mr. Cirucci was employed as a certified public accountant and national industry specialist with the accounting firm of Deloitte & Touche LLP. Mr. Cirucci was recently appointed to a three year term serving the Community Depository Institution Advisory Council (CDIAC) for the Federal Reserve Bank of Philadelphia and also serves as Treasurer of the Pennsylvania Association of Community Bankers. Mr. Cirucci’s positions as Director, President and Chief Executive Officer, his extensive experience in the banking industry and involvement in business and civic organizations in the communities that the Bank operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.

J. William Cotter, Jr. Mr. Cotter is the Chairman and a partner in Title Alliance, Ltd, a management company located in Media, Pennsylvania. Mr. Cotter is also the owner of Real Alliances, LLC, a consulting company located in Media, Pennsylvania, and a Director of J.M. Oliver Heating and Air Conditioning Company, Morton, Pennsylvania. Mr. Cotter also serves as a director of Aklero, Radnor, Pennsylvania, a company which reviews and reports on the accuracy of mortgage files. In May 2010, Mr. Cotter purchased a controlling interest in 1031Corp, a Pennsylvania corporation conducting Section 1031 real estate exchanges. Previously, Mr. Cotter served as Chief Executive Officer of T.A. Title Insurance Co., Media, Pennsylvania from 1979 until his retirement in December 2006. Mr. Cotter’s background and experience in real estate and ownership of other businesses position him as well qualified to serve as a director.

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Timothy E. Flatley. Mr. Flatley is President and founder of Sterling Investment Advisors, Ltd. And has 30 years of experience in the financial services industry. Mr. Flatley has co-founded two financial service companies that today presently oversee $700 million of investment assets. Mr. Flatley was a founding member of Robin Hood Ventures, www.robinhoodventures.com, and has served as President of the Board of Directors of Robin Hood Ventures. Mr. Flatley was elected to Chairman of the Executive Committee of the Mid Atlantic Angel Group, www.magfund.com(MAG), in 2010. An active investor, Mr. Flatley has made early stage investments in sixteen private companies. He is an active member of the Association for Corporate Growth. As an experienced investment advisor and investor, Mr. Flatley brings valuable financial acumen and insight to Board.

William E. Hecht. Mr. Hecht has been the Chairman of the Board since April 2000. Mr. Hecht was the Chief Executive Officer of the Bank between January 1990 and April 2005. Mr. Hecht was also the President of the Bank between January 1, 1990 and April 2003. Prior thereto, Mr. Hecht was a Senior Vice President and served the Bank in various positions beginning in 1972. Mr. Hecht is an attorney licensed to practice in the Commonwealth of Pennsylvania. Mr. Hecht’s prior service as chief executive of the Bank as well as his continued service as Chairman of the Board provide the Board with a wealth of knowledge and experience.

Peter J. Meier. Mr. Meier has been Executive Vice President and Chief Financial Officer of the Corporation since January 2007 and Executive Vice President of the Bank since April 2003 and Chief Financial Officer of the Bank since April 1997. Mr. Meier was also a Senior Vice President of the Bank between April 1997 and April 2003. He joined the Bank in 1995 as Vice President of Finance. Prior to joining the Bank, Mr. Meier was employed by other financial institutions and also worked at Deloitte & Touche LLP in public accounting specializing in financial institutions. Mr. Meier is a CPA licensed to practice in the Commonwealth of Pennsylvania. Mr. Meier’s executive service to the Bank and previous financial institutions as well as his public accounting experience make him well qualified to serve as a director.

G. Bradley Rainer. Mr. Rainer is a partner in the law firm of Reger Rizzo & Darnall LLP, Philadelphia, Pennsylvania. Mr. Rainer chairs the Estates and Trusts Department of the firm and practices primarily in the estate planning and business areas. Mr. Rainer is also an adjunct professor at Temple University School of Law, where he teaches Transactional Practice, a seminar course integrating business law, trusts and estates law and professional responsibility and Planning for the Family that Owns and Operates a Business, a course in the LLM program. From 1993 until December 2007, Mr. Rainer was a shareholder in the law firm of Eckell, Sparks, Levy, Auerbach, Monte, Rainer & Sloane, P.C., Media, Pennsylvania, and was the chair of the Business Department. As an attorney and professor, Mr. Rainer brings a unique combination of practical and academic qualifications to the Board and is well qualified to serve as a director.

Philip K. Stonier. Mr. Stonier has been self-employed as an Individual Practitioner, Business Consultant and Tax Preparer since June 2000. Prior thereto, Mr. Stonier was the Treasurer, Financial Vice President and Chief Operating Officer for A&L Handles, Inc., Pottstown, Pennsylvania since 1981. A&L Handles, Inc. develops and manufactures caps and handles for tools. Prior to 1981, Mr. Stonier served as a partner in a small accounting firm. Mr. Stonier is a CPA licensed to practice in the Commonwealth of Pennsylvania. As a certified public accountant and business owner, Mr. Stonier brings a wealth of business, financial and accounting expertise to the Board.

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R. Cheston Woolard. Mr. Woolard is the senior partner of Woolard, Krajnik, Masciangelo, LLP, a certified public accounting firm with offices in Montgomery and Chester Counties, Pennsylvania. Mr. Woolard is a member of the American and Pennsylvania Institutes of Certified Public Accountants and the Affordable Housing Association of Certified Public Accountants. Mr. Woolard is also a member of the West Whiteland Municipal Services Commission and Vice Chairman of the Downingtown Area Regional Authority. He is also an elected auditor for West Whiteland Township. As a certified public accountant and elected public official, Mr. Woolard possesses a wide variety of business, financial and accounting expertise, which he brings to the Board.

Executive Officers Who Are Not Directors

Set forth below is a brief description of the background of the executive officers who are not directors of the Corporation. There are no arrangements or understandings between the Corporation and such persons pursuant to which such persons were elected as an executive officer of the Corporation and such officers are not related to any director or other officer of the Corporation by blood, marriage or adoption.

William T. McGrath. Age 54. Mr. McGrath has been Senior Vice President of the Corporation since September 2010 and Senior Vice President and Chief Lending Officer of the Bank since September 2008. Prior to joining the Bank, Mr. McGrath was employed by First Priority Bank in Malvern as a Managing Director and Wachovia Bank, N.A. in Philadelphia as a Senior Vice President. He was also previously employed by the Federal Reserve Bank of Philadelphia as a bank examiner. He has over 30 years of banking experience in various lending, credit and management roles.

Suzanne J. Ricci. Age 44. Ms. Ricci has been Senior Vice President of the Corporation since January 2007 and the Chief Technology Officer and Senior Vice President of the Bank since April 2004. Ms. Ricci was also a Vice President of the Bank and served the Bank in various positions beginning in 1990.

Director Independence

A majority of our directors are independent directors as defined in the rules of the Nasdaq Stock Market. The board of directors has determined that all of our directors are independent directors, except for Messrs. Cirucci and Meier, who are employees of the Corporation and the Bank.

Director Nominations

The charter of the corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination of director including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors. The committee does not have a separate diversity policy for selecting nominees for director. However, the corporate governance committee charter sets forth criteria for selecting nominees which is designed to provide that the board of directors is diverse. The corporate governance committee will also consider candidates for director suggested by other directors, as well as management and shareholders.

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Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are set forth in our bylaws. Our bylaws provide that written notice of a shareholder nomination generally must be communicated to the attention of the corporate secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For this Annual Meeting, the bylaws provide that nominations must have been received by November 19, 2011. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of the bylaws.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the board of directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. In 2011, all of our directors attended our annual meeting of shareholders.

Board Meetings and Committees of the Board of Directors

Regular meetings of the board of directors of the Corporation are held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed. There were 13 meetings of the board of directors of the Corporation held during 2011. No director attended fewer than 75% of the total number of meetings of the board of directors of the Corporation held during 2011 and the total number of meetings held by all committees of the board on which the director served during such year. During 2011, the board of directors of the Corporation held five separate executive sessions of solely independent directors in accordance with the listing requirements of the Nasdaq Stock Market.

The board of directors of the Corporation have established various committees, including audit, corporate governance, nominating, compensation and forward planning committees.

Audit Committee. The audit committee engages the Corporation’s external auditor and reviews with management, the internal auditor and the external auditors the Corporation’s systems of internal control. In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors the Corporation’s adherence to accounting principles generally accepted in the United States of America for financial reporting. The audit committee currently consists of Messrs. Woolard (Chairman), Cotter, Rainer and Stonier.

All of the members of the audit committee are independent as determined by the board of directors and as defined in the Nasdaq Stock Market’s listing standards and the regulations of the Securities and Exchange Commission (“SEC”). Based upon its charter, the audit committee meets a minimum of four times each year. In 2011, the audit committee met in regular session four times. The audit committee reviews and reassesses this charter annually. A copy of the audit committee charter can be viewed on our website at www.allianceanytime.com.

The board of directors have determined that Mr. Woolard, the chairman of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of accounting principles generally accepted in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

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The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Nominating and Corporate Governance Committee. The Corporation has established a nominating and corporate governance committee to, among other things, assist the board in fulfilling its oversight responsibility. The primary duties and responsibilities of the committee are to (i) identify and recommend to the full board the selection of qualified individuals to serve as board members and recommend to the full board director nominees for each annual meeting of shareholders; (ii) review existing corporate governance documents and establish corporate governance principles applicable to the Corporation and to govern the conduct of the board and its members; and (iii) review nominations for director submitted by shareholders pursuant to the Corporation's bylaws. Currently, the members of this committee are Messrs. Hecht (Chairman), Cotter, Stonier and Rainer. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market. The corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.allianceanytime.com. During 2011, the corporate governance committee met five times.

The nominating and corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and shareholders. The corporate governance committee also may solicit prospective nominees identified by it. With respect to shareholder nominations, the committee will consider whether to nominate any person nominated pursuant to the provision of the Corporation’s bylaws which is described under “Shareholder Nominations.” A shareholder who desires to recommend a prospective nominee for the board should notify the Corporation’s Corporate Secretary or any member of the corporate governance committee in writing with supporting material the shareholder considers appropriate.

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

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Forward Planning Committee. The forward planning committee meets to discuss long-range planning considerations. The forward planning committee, which currently consists of Messrs. Stonier (Chairman), Cirucci, Cotter, Flatley, Meier and Hecht, met five times during 2011.

Compensation Committee. The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, and deferred/retirement compensation. In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices. The compensation committee currently consists of Messrs. Rainer (Chairman), Cotter and Woolard. The compensation committee met seven times in 2011. All of the current members of the committee are independent within the meaning of the listing standards of the Nasdaq Stock Market. No member of the compensation committee is a current or former officer or employee of the Corporation or the Bank.

The compensation committee’s charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our shareholders. The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter is available on our website at www.allianceanytime.com. The compensation committee’s membership is determined by the board.

The compensation committee has exercised exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee.

Compensation Committee Interlocks and Insider Participation

Messrs. Rainer (Chairman), Cotter and Woolard, serve as members of the compensation committee. None of the members of the compensation committee during 2011 was a current or former officer or employee of the Corporation or the Bank. Nor did any member engage in certain transactions with the Corporation or the Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2011, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the compensation committee of the Corporation.

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Compensation Policies and Practices as They Relate to Risk Management

The compensation committee of the board of directors of the Corporation has reviewed the policies and practices applicable to employees, including the Corporation’s benefit plans, arrangements and agreements, and do not believe that they are reasonably likely to have a material adverse effect on the Corporation. The committee does not believe that the Corporation’s policies and practices encourage officers or employees to take unnecessary or excessive risks or behavior focused on short-term results rather than the creation of long-term value.

Code of Ethics for Directors, Executive Officers and Financial Professionals

The board of directors has adopted a code of ethics for our directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals. Our directors and officers are expected to adhere at all times to this code of ethics. Failure to comply with this code of ethics is a serious offense and will result in appropriate disciplinary action. We have posted this code of ethics on our Internet website at www.allianceanytime.com.

We will disclose on our Internet website at www.allianceanytime.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

Board Leadership Structure and the Board’s Role in Risk Oversight

Mr. Dennis Cirucci serves as our President and Chief Executive Officer and Mr. William E. Hecht serves as Chairman of the Board. The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Corporation, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Hecht is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks the Corporation faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Corporation. Members of senior management regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Corporation’s management and affairs though its committees and meetings of independent directors.

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BENEFICIAL OWNERSHIP OF OUR COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 5, 2012, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors and director nominees, (c) the executive officers named in the Summary Compensation Table (the “named executive officers”) who do not serve as directors; and (d) all directors, nominees for director and executive officers as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership at March 5, 2012(1)	Percent of Class

PL Capital Group 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	542,240(2)	9.9%

Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	534,027(3)	9.8

DePrince, Race & Zollo, Inc. 250 Park Avenue South, Suite 250 Winter Park, Florida 32789	517,241(4)	9.5

Firefly Value Partners, LP 551 Fifth Avenue, 36th Floor New York, New York 10176	497,127(5)	9.1

Alliance Bank Employee Stock Ownership Plan 541 Lawrence Avenue Broomall, Pennsylvania 19008	321,367(6)	5.9

Directors:
Dennis D. Cirucci	53,140(7)	*
J. William Cotter, Jr.	29,260(8)	*
Timothy E. Flatley	8,039(9)	*
William E. Hecht	55,413(10)	1.0
Peter J. Meier	31,784(11)	*
G. Bradley Rainer	9,308(12)	*
Philip K. Stonier	6,270(13)	*
R. Cheston Woolard	6,076(14)	*

Named Executive Officers:
William T. McGrath	3,335(15)	*

All Directors, Nominees for Director and Executive Officers as a Group (10 persons)	216,169(16)	3.9

(Footnotes on next page)

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*	Represents less than 1% of our outstanding common stock.

(1)	Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)	According to filings under the Exchange Act, PL Capital Group consists of the following persons and entities which share beneficial ownership of certain of the shares: Financial Edge Fund, LP (“Financial Edge Fund”); Financial Edge-Strategic Fund, LP (“Financial Edge Strategic”); PL Capital Focused Fund, L.P. (“Focused Fund”); PL Capital, LLC (“PL Capital”), general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, LP (“Goodbody/PL LP”); Goodbody/PL Capital LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer, as managing member of PL Capital, PL Capital Advisors and Goodbody/PL LLC and individually; Richard Lashley, as a managing member of PL Capital, PL Capital Advisors and Goodbody/PL LLC, individually, as trustee of the Caitlin Anne Lashley 2010 Trust, as trustee of the Danielle Morgan Lashley 2010 Trust and as holder of certain discretionary authority over an account held by Dr. Robin Lashley, his sister; Caitlin Anne Lashley 2010 Trust; Danielle Morgan Lashley 2010 Trust; and Dr. Robin Lashley, individually.

(3)	According to filings under the Exchange Act, the shares are beneficially owned by Joseph Stilwell, including shares held in the name of following members of a group: Stilwell Value Partners VI, L.P. (“Stilwell Value Partners VI”); Stilwell Associates, L.P. (“Stilwell Associates”); Stilwell Partners, L.P. (“Stilwell Partners”); and Stilwell Value LLC (“Stilwell Value LLC”), the general partner of Stilwell Value Partners VI and Stilwell Associates; and Joseph Stilwell as the managing member and owner of more than 99% of the equity in Stilwell Value LLC, as well as the general partner of Stilwell Partners.

(4)	According to filings under the Exchange Act, DePrince, Race & Zollo, Inc. has sole voting and dispositive power with respect to the indicated shares.

(5)	According to filings under the Exchange Act, the shares are beneficially owned by FVP Master Fund, L.P. (“FVP Master Fund”); Firefly Value Partners, LP (“Firefly Partners”), which serves as the investment manager of FVP Master Fund; FVP GP, LLC (“FVP GP”), which serves as the general partner of FVP Master Fund; Firefly Management Company GP, LLC (“Firefly Management”), which serves as the general partner of Firefly Partners; and Messrs. Ryan Heslop and Ariel Warszawski, the managing members of FVP GP and Firefly Management. All of the indicated shares are directly owned by FVP Master Fund. Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share voting and dispositive power over the shares with FVP Master Fund, but disclaim beneficial ownership with respect to any shares not directly owned by such person.

(6)	The Alliance Bank Employee Stock Ownership Plan (“ESOP”) is an employee benefit plan with individual accounts for the benefit of participating employees and their beneficiaries. The ESOP’s assets are held in trust by the trustees, currently Dennis D. Cirucci, William E. Hecht and Joseph M. Vetter (the “Plan Trustees”). As of the record date, 144,810 shares of common stock in the ESOP were allocated to individual accounts established for participating employees and their beneficiaries and 176,557 shares of common stock were unallocated. In general, participating employees have the power and authority to direct the voting of shares of common stock allocated to their individual accounts and unallocated shares of common stock are generally voted by the Plan Trustees in same manner that the majority of the shares that have been allocated are actually voted, subject to the fiduciary duties of the Plan Trustees and applicable law.

(Footnotes continued on next page)

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(7)	Includes 17,521 shares held in the ESOP and 35,619 shares held in the Corporation’s Profit Sharing and 401(k) Plan (the “401(k) Plan”).

(8)	Includes 860 shares held for Mr. Cotter's children under the Pennsylvania Uniform Gift to Minors Act, 542 shares held in a simplified employee pension program, 5,198 shares held in an IRA for the benefit of Mr. Cotter, 7,910 shares held in the trust established pursuant to the Directors' Retirement Plan, 2,606 shares held in Mr. Cotter's family living trust, and 9,144 shares held jointly with Mrs. Cotter.

(9)	Includes 1,270 shares held jointly with Mr. Flatley's spouse, 5,657 shares held in an IRA for the benefit of Mr. Flatley and 1,112 shares held in the trust established pursuant to the Directors' Retirement Plan.

(10)	Includes 14,127 shares held in the ESOP, 1,103 shares held in the trust established pursuant to the Directors' Retirement Plan and 40,183 shares held jointly with Mr. Hecht's spouse.

(11)	Includes 2,258 shares held jointly with Mr. Meier's spouse, 10,766 shares held in the ESOP and 18,760 shares held in the 401(k) Plan.

(12)	Includes 590 shares held jointly with Mr. Rainer's spouse, 1,721 shares held by Mr. Rainer's spouse, 5,643 shares held in an IRA for the benefit of Mr. Rainer and 1,354 shares held in the trust established pursuant to the Directors' Retirement Plan.

(13)	Includes 1,500 shares held jointly with Mr. Stonier’s daughter, 1,721 shares held in an IRA for the benefit of Mr. Stonier and 1,409 shares held in the trust established pursuant to the Directors' Retirement Plan.

(14)	Includes 3,856 shares held jointly with Mr. Woolard's spouse and 1,220 shares held in the trust established pursuant to the Directors' Retirement Plan.

(15)	Includes 1,853 shares held in the ESOP for the benefit of Mr. McGrath and 1,482 shares held in the 401(k) Plan.

(16)	Includes, in the case of all directors and executive officers of the Corporation a group, 51,672 shares of common stock which are held in the ESOP, 61,838 shares of common stock held in the Profit Sharing and 401(k) Plan and 14,108 shares of common stock held in the Directors' Retirement Plan, which have been allocated to the accounts of participating employees.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the last two fiscal years to our principal executive officer and our two other highest compensated executive officers. We refer to these individuals as the “named executive officers.”

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Dennis D. Cirucci	2011	$292,933	$519,350	$198,835	$48,286	$—	$31,302	$1,090,706
President and Chief	2010	285,577	—	—	52,058	—	25,979	363,614
Executive Officer
Peter J. Meier	2011	185,230	243,100	99,418	24,677	—	25,806	578,231
Executive Vice	2010	180,615	—	—	26,343	—	22,955	229,913
President and Chief
Financial Officer
William T. McGrath	2011	168,408	165,750	71,013	22,435	—	28,225	455,831
Senior Vice	2010	164,461	—	—	23,985	—	26,086	214,532
President and Chief
Lending Officer

(1)	We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or normal annual compensation review for each of our named executive officers.
(2)	Reflects the aggregate grant date value computed in accordance with FASB ASC Topic 718 during the indicated fiscal year with respect to awards of restricted stock and stock options with respect to each of the named executive officers. For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to Note 13 of the Notes to the Consolidated Financial Statements of the Corporation included in the Corporation’s 2011 Annual Report to Stockholders. Additional information is also included in the table entitled “Grants of Plan-Based Awards.” On July 20, 2011, Messrs. Cirucci, Meier and McGrath were granted stock options to purchase 66,500, 33,250 and 23,750 shares of common stock at $11.05 per share, respectively, and 47,000, 22,000 and 15,000 shares of restricted stock, respectively. The grants of stock options and restricted stock vest 20% per year over five years commencing on July 20, 2012.
(3)	Reflects bonuses for the indicated year which were paid in the next year under the Corporation’s incentive bonus program.
(4)	None of the named executive officer’s received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.
(5)	Includes club dues, automobile expenses, allocations under the ESOP, allocations under the 401(k) Plan, with respect to Messrs. Cirucci and Meier, life insurance premiums paid by the Corporation under the endorsement split dollar agreements with such executive officers and, with respect to Mr. Meier, tax reimbursement related to his supplemental executive retirement plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each named executive officer as of December 31, 2011. The Corporation does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

	Option Awards				Stock Awards
					Number of
	Number of Securities				Shares or
	Underlying Unexercised			Option	Units of Stock	Market Value of Shares
	Options		Exercise	Expiration	That Have	or Units of Stock That
Name	Exercisable	Unexercisable(1)	Price(2)	Date	Not Vested(1)	Have Not Vested(3)
Dennis D. Cirucci	0	66,500	$11.05	7/20/2021	47,000	$506,190

Peter J. Meier	0	33,250	11.05	7/20/2021	22,000	236,940

William T. McGrath	0	23,750	11.05	7/20/2021	15,000	161,550

(1)	The grants of stock options and restricted stock vest 20% each year over five years commencing on July 20, 2012.
(2)	Based upon the fair market value on the date of grant.
(3)	Based upon a fair market value of $10.77 per share for the common stock as of December 31, 2011.

Option Exercises and Stock Vested

None of the named executive officers exercised any outstanding stock options or had any restricted stock vest during 2011.

Employment Agreements

Alliance Bank has entered into amended employment agreements with Messrs. Cirucci and Meier. The employment agreements with Messrs. Cirucci and Meier have a term of two years. The terms are extended annually unless either Alliance Bank or the executive gives notice at least 60 days prior to the annual anniversary date that the agreement shall not be extended. Under the terms of the employment agreements, the executives receive an initial annual base salary which is reviewed from time to time by the board of directors. The executives are entitled to participate in Alliance Bank's benefit plans and programs and receive reimbursement for reasonable business expenses. Each of the employment agreements is terminable with or without cause by Alliance Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive or termination by Alliance Bank for cause other than for disability, retirement, death or good reason, as defined in the agreement. In the event of the officer's termination due to retirement or disability, Alliance Bank will continue to provide life, medical, dental and disability coverage for the remaining term of the agreement. In the event of the officers' death during the term of the agreement, Alliance Bank will continue to provide medical and dental coverage to the officer's surviving spouse until age 65.

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In the event that (1) the executive terminates his or her employment because of failure to comply with any material provision of the employment agreement by Alliance Bank or (2) the employment agreement is terminated by Alliance Bank other than for cause, disability, retirement or death, the executive will be entitled to the payment of two times the executive's average annual compensation, as defined in the agreement as cash severance. In addition, the executive would continue to receive benefits under all employee plans for the remainder of the term of the agreement, or until the executive's full time employment with another employer. In the event that the executive's employment is terminated in connection with a change in control, as defined, for other than cause, disability, retirement or death or the executive terminates his or her employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the executive will be entitled to a cash severance amount equal to two times his or her average annual compensation, as defined, and the maintenance, as described above, of the employee benefit plans for the remainder of the term of the agreement or until the executive's full-time employment with another employer that provides similar benefits.

A change in control generally is defined in the agreements to include any change in control of Alliance Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of Alliance Bank's outstanding voting securities and (ii) a change in a majority of our directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

The agreements with Messrs. Cirucci and Meier also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, and such payments will cause the executive officer to incur an excise tax under the Internal Revenue Code, Alliance Bank shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax.

Benefit Plans

Retirement Income Plan. Alliance Bank maintains the Alliance Bank Retirement Income Plan, a non-contributory defined benefit pension plan qualified under the Employee Retirement Income Security Act of 1974, as amended. Employees became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. For purposes of the retirement plan, an employee earns one year of eligibility service upon the completion of 1,000 hours of service within a one-year eligibility computation period. An employee’s first eligibility computation period is the one-year period beginning on the employee’s date of hire. In June 2008, the Bank closed the Retirement Income Plan to new participants.

The retirement plan provides for a monthly benefit upon a participant’s retirement at the age of 65. A participant may also receive a benefit on his or her early retirement date, which is the date on which he or she attains age 55, completes ten years of vesting service and such early retirement is approved by the Board. Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the retirement plan. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Employee Stock Ownership Plan. Alliance Bank maintains the Alliance Bank Employee Stock Ownership Plan (“ESOP”) for the benefit of its employees. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the ESOP. The ESOP purchased 74,073 shares of common stock in the reorganization and offering completed on January 30, 2007 using proceeds of a loan from the former mid-tier holding company. Alliance Bank currently makes quarterly payments of principal and interest on this loan to the Corporation over a term of 8 years at an annual rate of 8.25%. The ESOP has a second loan from the Corporation to fund the purchase of 150,991 shares in connection with the second step conversion and reorganization completed in January 2011. For this loan, Alliance Bank makes quarterly payments of principal and interest to the Corporation over a term of 20 years at an annual rate of 3.25%. The loans are secured by the shares of common stock purchased.

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Shares purchased by the ESOP with the loan proceeds are held in a suspense account and released for allocation to participants on a pro rata basis as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's account based on the ratio of each such participant's compensation to the total compensation of all eligible employee stock ownership plan participants. Forfeitures may be used for several purposes such as the payment of expenses or they may be reallocated among remaining participating employees. The account balances of participants in the ESOP vest ratably over five years. In the case of a “change in control,” as defined in the ESOP, however, participants will become immediately fully vested in their account balances. Participants will also become fully vested in their account balances upon death, disability or retirement. Benefits may be payable upon retirement or separation from service.

The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the applicable regulations of the IRS and the Department of Labor.

2011 Stock Option Plan and 2011 Recognition Plan. In July 2011, shareholders approved our 2011 Stock Option Plan and our 2011 Recognition and Retention Plan. Pursuant to the terms of the 2011 Stock Option Plan, options to acquire up to 325,842 shares of common stock of the Corporation may be granted to employees and directors. Pursuant to the terms of the 2011 Recognition and Retention Plan, awards of up to 218,977 shares of restricted common stock of the Corporation may be granted to employees and directors. Under both of these stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant. However, under both plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of the Corporation. Initial awards were made under the 2011 Stock Option Plan and 2011 Recognition and Retention Plan in July 2011.

Supplemental Executive Retirement Plan. Alliance Bank currently maintains a supplemental executive retirement plan for Messrs. Cirucci and Meier. The supplemental retirement plan provides supplemental annual payments for the life of the participant commencing upon retirement. The supplemental annual payments under this plan are $108,261 and $72,263 for Messrs. Cirucci and Meier, respectively. If an executive has less than 18 years of service at the time of retirement, the annual payments are pro-rated. Messrs. Cirucci and Meier had 28 and 16 years of service, respectively, at December 31, 2011.

Endorsement Split Dollar Agreements. Alliance Bank has purchased insurance policies on the lives of Messrs. Cirucci and Meier, and has entered into endorsement split dollar agreements with each of those officers. The policies are owned by Alliance Bank. Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Alliance Bank or after a termination of employment, the death benefits under the insurance policies on the officer's life in excess of the cash surrender value will be paid to the officer's beneficiary. Alliance Bank will receive the full cash surrender value, which is expected to reimburse Alliance Bank in full for its life insurance investment.

The endorsement split dollar agreements may be terminated at any time by the Bank. Upon termination, the Bank may surrender the policy and collect the cash surrender value, substitute a new officer under the policy or, with the officer's consent, transfer the policy to the officer.

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Incentive Bonus Program. The Corporation has maintained a practice of paying incentive cash bonuses based on specific performance criteria as set forth in its annual budget. Target bonuses, expressed as a percentage of salary and category weights assigned to each performance component, are set by the board of directors based on recommendations by the compensation committee. The compensation committee uses various outside sources such as salary surveys and other statistical data in setting the target incentive rate. Individual components are reviewed annually along with the target bonus amounts. The weights assigned to each performance category may be adjusted from year to year to challenge the executives in the areas considered by the board of directors to be more important. Performance payments are capped at 120% of performance category and no bonuses are paid for a performance category unless 60% of the targeted goal is met.

For 2011, the incentive bonus program components consisted of budgeted targets for net income, net interest income, noninterest income, noninterest expense, deposit growth and loan production. Each program component was assigned a weight factor and the actual bonus assigned to that component was driven by the percent by which the target was exceeded or missed. The target bonus for 2011 was 25.0% of the chief executive officer’s salary and 20.0% of an executive’s salary and the actual bonus paid for 2011 was 16.64% for the chief executive officer and 13.31% of the other named executive officers.

Director Compensation

During the year ended December 31, 2011 each non-employee member of the board of directors of the Corporation received $900 for each meeting attended. In addition, Mr. Hecht, as Chairman of the Board, received an annual retainer of $60,000 and each non-employee director, including Mr. Hecht, received an annual retainer of $12,000. The committee chairman and non-employee board members received an additional fee of $600 and $500, respectively, for each committee meeting attended in 2011, except that the chairman of the audit committee received $750 for each meeting attended. The Chairman of the Board receives no committee fees.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2011.

	Fees Earned
	or Paid	Stock	Option	All Other
Name	in Cash	Awards(1)	Awards(1)	Compensation(2)		Total

J. William Cotter, Jr.	$29,800	$113,815	$39,917	—		$183,532
Timothy E. Flatley	27,600	113,815	39,917	—		181,332
William E. Hecht	82,800	120,118	48,588	135,796	(3)	387,302
John A. Raggi(4)	2,700	—	—	—		2,700
G. Bradley Rainer	30,600	113,815	39,917	—		184,332
Philip K. Stonier	30,550	113,815	39,917	—		184,282
R. Cheston Woolard	28,050	113,815	39,917	—		181,782

(1)	Reflects the aggregate grant date value computed in accordance with FASB ASC Topic 18 with respect to the grant of stock options and restricted stock in 2011. On July 20, 2011, Mr. Hecht, the Chairman of the Board, was granted an option to purchase 16,250 shares of common stock with an exercise price of $11.05 and 10,900 shares of restricted stock and each other non-employee director was granted an option to purchase 13,350 shares of common stock with an exercise price of $11.05 per share and 10,300 shares of restricted stock, which vest 20% each year from the date of grant over five years. For a discussion of the assumptions used to establish the valuation of the stock options and restricted stock, reference is made to Note 13 of the Notes to the Consolidated Financial Statements of the Corporation included in the Corporation’s 2011 Annual Report to Stockholders.
(2)	Includes an allocation to each non-employee director of $1,800 under the Directors’ Retirement Plan.

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(3)	Includes the annual payment of $104,016 pursuant to Mr. Hecht’s supplemental executive retirement plan, post-retirement health insurance premiums of $15,466, life insurance premiums, club dues and automobile expenses.
(4)	Mr. Raggi passed away on April 12, 2011.

Directors’ Retirement Plan. The Corporation maintains the Directors’ Retirement Plan and Trust Agreement (the “Directors’ Retirement Plan”) in order to provide retirement benefits to non-employee directors who have provided expertise in enabling the Corporation and Bank to experience successful growth and development.

Each current and future non-employee member of the board of directors of the Corporation and the Bank is eligible to participate in the Directors’ Retirement Plan, which provides directors with an accrued benefit in an amount equal to the number of months served as a director multiplied by $150. For purposes of determining a director’s accrued benefit, months of service prior to the adoption of the Directors’ Retirement Plan were recognized. The Directors’ Retirement Plan provides that trust may be used to fund its obligations. The amount of the retirement benefit actually received under the Directors’ Retirement Plan shall equal the value of the investments on behalf of such individual as reflected in his account balance.

Under the Directors’ Retirement Plan Trust, the trustee is given limited investment choices. Specifically, the trustee may invest trust assets in common stock of the Corporation, interest bearing accounts at the Bank, including certificates of deposit with the Bank, U.S. governmental securities and agencies thereof and funds that invest in such securities. The trust also allows the trustee to establish investment options consistent with the foregoing investment authority which the Corporation may provide to its directors so that they may express their investment preferences. The trustee, however, retains ultimate investment authority over trust assets. The trustee is an independent third party trustee with respect to the Corporation.

A director shall receive his retirement benefit in the form of a lump sum payment on his retirement date, which is the first day of the quarter following the date of his retirement from service as a member of the board of directors. The Directors’ Retirement Plan provides that if a director dies prior to his retirement date, the director’s retirement benefit shall be paid to the director’s designated beneficiary, and in the absence of such designated beneficiary, to the director’s estate.

Retirement Agreement. The Bank entered into a Retirement Agreement with William E. Hecht, the former chief executive officer of the Bank. The terms of the retirement agreement provide that the Bank will maintain $300,000 in life insurance coverage until age 85, provide Mr. Hecht and his spouse with medical coverage to age 65 unless he should obtain other employment which provides similar medical coverage. In addition, so long as Mr. Hecht serves as Chairman of the Board of Directors, the Bank will continue to provide certain perquisites, including an office at the Bank's headquarters, club membership, an automobile and other benefits.

Related Party Transactions and Indebtedness of Management

The Corporation's policy provides that all loans made by Alliance Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2011, four of the Corporation's directors and executive officers or their affiliates had loans outstanding totaling approximately $539,000 in the aggregate. All such loans were made by Alliance Bank in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Alliance Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. However, a $6.1 million land and development loan for a mixed use commercial real estate project located in Bradenton, Florida, which was originated by Alliance Bank in July 2008 to an entity affiliated with James Carr, a former director of the Corporation who resigned in June 2010, was placed on non-accrual status during the first quarter of 2010.

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Under the Corporation's audit committee charter, the audit committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC's rules. To the extent such transactions are ongoing business relationships with the Corporation or the Bank, such transactions shall be reviewed annually and such relationships shall be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms' length.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Corporation’s officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation, the Corporation believes that during, and with respect to, 2011, all Section 16(a) filing requirements applicable to its officers and directors were complied with

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited consolidated financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 “Communication with Audit Committees,” amended by SAS No. 90, “Audit Committee Communications’ as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

R. Cheston Woolard, Chairman
J. William Cotter, Jr.
G. Bradley Rainer
Philip K. Stonier

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the board of directors has appointed ParenteBeard LLC, as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2012. The audit committee considered the compatibility of the non-audit services provided to the Corporation by ParenteBeard in 2011 described below on the independence of ParenteBeard from the Corporation in evaluating whether to appoint ParenteBeard to perform the audit of the Corporation’s financial statements for the year ending December 31, 2012.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2011, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Auditor Fees

The following table sets forth the aggregate fees paid by us to ParenteBeard in 2011 and 2010 for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements, as well as the fees paid by us for audit-related services, tax services and all other services rendered by ParenteBeard in 2011 and 2010.

	Year Ended December 31,
	2011	2010
Audit fees (1)	$129,651	$125,900
Audit-related fees (2)	4,683	—
Tax fees	16,083	17,200
All other fees (3)	—	96,005
Total	$150,417	$239,105

(1)	Audit fees consist of fees incurred in connection with the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports.
(2)	In 2011, audit-related fees consisted of review of the Corporation’s registration statement on Form S-8 for its employee benefit plans and the issuance of consents.
(3)	In 2010, all other fees is comprised of $86,505 for comfort procedures and the issuance of consents related to the registration statement for the second step conversion and reorganization and $9,500 related to the issuance of a tax opinion in connection with the second step conversion and reorganization.

22

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Corporation has appointed ParenteBeard LLC, independent certified public accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2012, and has further directed that the selection of ParenteBeard be submitted for ratification by the shareholders at the Annual Meeting. The Corporation has been advised by ParenteBeard that neither that firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients. ParenteBeard will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment by the audit committee of the board of directors of ParenteBeard LLC as the Corporation's independent registered public accounting firm for the year ending December 31, 2012.

SHAREHOLDER PROPOSALS AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Shareholders of the Corporation, which is expected to be held in April 2013, must be received at the main office of the Corporation no later than November 20, 2012. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.10 of our bylaws, which provides for advance written notice by a shareholder for any new business to be considered at an annual meeting. A shareholder's notice must be delivered to or mailed and received at our principal executive offices not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of shareholders. For the next annual of shareholders expected to be held in April 2013, notice must be received by November 20, 2012. The shareholders notice must contain all of the information required by Section 2.10 of the bylaws in order to be considered at the annual meeting.

Other Shareholder Communications

The board of directors has adopted a process by which shareholders may communicate directly with members of the board. Shareholders who wish to communicate with the board may do so by sending written communications addressed to the board of directors, c/o Kathleen Lynch, Corporate Secretary, Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008.

23

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO ALLIANCE BANCORP, INC. OF PENNSYLVANIA, 541 LAWRENCE ROAD, BROOMALL, PENNSYLVANIA 19008 ATTENTION: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the board of directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of shareholders, the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

24

ALLIANCE BANCORP, INC. OF PENNSYLVANIA	REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCE BANCORP, INC. OF PENNSYLVANIA (THE “COMPANY”) FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2012 AND ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on April 25, 2012, at 10:00 a.m., local time, and at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.	Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD authority to vote for all nominees listed below

Nominees for three-year term:    J. William Cotter, Jr. and William E. Hecht

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below.)

2.	Proposal to ratify the appointment by the Audit Committee of the Board of Directors of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors’ nominees for director listed above and FOR the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The shares of common stock of Alliance Bancorp, Inc. of Pennsylvania will be voted as specified. If not otherwise specified, this Proxy will be voted for the Board of Directors’ nominees for director and for the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012. You may revoke this Proxy at any time prior to the time it is voted at the Annual Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Alliance Bancorp, Inc. of Pennsylvania, Inc. called for April 25, 2012, and the accompanying Proxy Statement prior to the signing of this Proxy.

Please be sure to date this Proxy and sign in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

...

▲	Detach above card, sign, date and mail in postage paid envelope provided.	▲

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY

MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 25, 2012. The Proxy Statement and the 2011 Annual Report to Shareholders as well as driving directions to the Annual Meeting are available on our website at www.allianceanytime.com under the tabs “Shareholder Information - Press Releases and Financial Reports.”

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

March 20, 2012

TO:	Participants in the Employee Stock Ownership Plan and the Profit

Sharing and 401(k) Plan of Alliance Bancorp, Inc. of Pennsylvania

Enclosed please find materials for you to provide voting instructions as a shareholder of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) in connection with our upcoming Annual Meeting of Shareholders because you have shares of common stock of Alliance Bancorp allocated to your account under the Employee Stock Ownership Plan (the “ESOP”) and/or the Profit Sharing and 401(k) Plan (the “401(k) Plan”). I hope you will take advantage of the opportunity to direct the manner in which the shares of common stock allocated to your accounts under these plans will be voted at the Annual Meeting.

A copy of the Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, may be viewed online at www.allianceanytime.com/downloads/proxystatement2012.pdf. Enclosed with this letter is a voting instruction ballot, which will permit you to vote the shares allocated to your account(s) in the plans. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the plans by marking, dating, signing and returning the enclosed voting instruction ballot(s) to the administrator of the plans, who will tabulate the votes for the Trustees of the plans. The Trustees will certify the totals for the purpose of having those shares voted at the Annual Meeting. You may request a paper copy of the Proxy Statement by contacting Kathy Lynch at (610) 359-6907 or by email at klynch@alliancebk.com.

We urge each of you to vote, as a means of participating in the governance of the affairs of Alliance Bancorp. If your voting instructions for the plans are not received, the shares allocated to your accounts will not be voted. Please note the enclosed material relates only to those shares which have been allocated to your accounts under these plans. You will receive other voting material for those shares owned by you individually and not under these plans.

In closing, I hope you will vote in the manner recommended by the board of directors, but even more importantly I encourage you to exercise your right to vote in whatever manner you deem appropriate.

Sincerely,

/s/ Dennis D. Cirucci
Dennis D. Cirucci

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

ANNUAL MEETING OF SHAREHOLDERS

VOTING INSTRUCTION BALLOT

EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust (“ESOP”) of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) to vote, as designated below, all the shares of common stock of Alliance Bancorp allocated to his or her account under the ESOP as of March 5, 2012, at the Annual Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, April 25, 2012 at 10:00 a.m., local time, and any adjournment thereof.

2.            Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD authority to vote for all nominees listed below

Nominees for three-year term: J. William Cotter, Jr. and William E. Hecht

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below.)

2.	Proposal to ratify the appointment by the Audit Committee of the Board of Directors of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors’ nominees for director listed above and FOR the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Dated:

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted “FOR” the Board of Directors’ nominees for Director and for the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for 2012. If you do not return this card, the shares allocated to your account in the ESOP will not be voted.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

ANNUAL MEETING OF SHAREHOLDERS

VOTING INSTRUCTION BALLOT

PROFIT SHARING AND 401(K) PLAN

The undersigned hereby instructs the Trustee of the Profit Sharing and 401(k) Plan (“401 (k) Plan”) of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) to vote, as designated below, all the shares of common stock of Alliance Bancorp allocated to his or her account under the 401 (k) Plan as of March 5, 2012, at the Annual Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, April 25, 2012 at 10:00 a.m., local time, and any adjournment thereof.

1.	Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD authority to vote for all nominees listed below

Nominees for three-year term: J. William Cotter, Jr. and William E. Hecht

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below.)

2.	Proposal to ratify the appointment by the Audit Committee of the Board of Directors of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors’ nominees for director listed above and FOR the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Dated:

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted “FOR” the Board of Directors’ nominees for Director and for the proposal to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for 2012. If you do not return this card, the shares allocated to your account in the 401(k) Plan will not be voted.